                                                                EXHIBIT h(29)(h)


                                 AMENDMENT NO. 7

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation; Transamerica Life Insurance Company, an Iowa life insurance company; and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                 SERIES I SHARES

              FUNDS AVAILABLE                               SEPARATE ACCOUNTS                     POLICIES FUNDED
            UNDER THE POLICIES                             UTILIZING THE FUNDS                BY THE SEPARATE ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------
-    AIM V.I. Balanced Fund                           Retirement Builder Variable     Transamerica Life Insurance Company
-    AIM V.I. Capital Appreciation Fund               Annuity Account                 Policy Form No. AV288 101 95 796
-    AIM V.I. Dent Demographic Trends Fund                                            under marketing names:  "Retirement
-    AIM V.I. Government Securities Fund              Legacy Builder Variable Life    Income Builder II Variable Annuity" and
-    AIM V.I. Growth Fund                             Separate Account                "Portfolio Select Variable Annuity"
-    AIM V.I. Core Equity Fund  (formerly
-    AIM V.I. Growth and Income Fund)                 PFL Variable Life Account A     Transamerica Life Insurance Company
-    AIM V.I. International Growth Fund                                               Policy Form No. WL851 136 58 699 under
     (formerly AIM V.I. International Equity          Separate Account VA A           the marketing name "Legacy Builder Plus"
     Fund)
-    AIM V.I. Premier Equity Fund (formerly
     AIM V.I. Value Fund)                             PFL Corporate Account One       Transamerica Life Insurance Company
                                                      (1940 Act Exclusion)            Policy Form No. APUL0600 699 under the
                                                                                       marketing name "Variable Protector"

                                                                                      Transamerica Life Insurance Company
                                                                                      Policy Form No. AV337 101 100397 under
                                                                                      the marketing name "The Atlas Portfolio
                                                                                      Builder Variable Annuity"

                                                                                      Advantage V, Variable Universal Life
                                                                                      Policy (1933 Act Exempt)
------------------------------------------------------------------------------------------------------------------------------

                                SERIES II SHARES

             FUNDS AVAILABLE                                SEPARATE ACCOUNTS                      POLICIES FUNDED
            UNDER THE POLICIES                             UTILIZING THE FUNDS                BY THE SEPARATE ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------
-     AIM V.I. Balanced Fund                          Separate Account VA B       Transamerica Life Insurance Company
-     AIM V.I. Basic Value Fund                                                   Policy Form No. AV720 101 148 102 under
-     AIM V.I. Blue Chip Fund                         Separate Account VA C       the marketing name "Transamerica
-     AIM V.I. Capital Appreciation Fund                                          Landmark Variable Annuity"
-     AIM V.I. Dent Demographic Trends Fund           Separate Account VA D
-     AIM V.I. Government Securities Fund                                         Transamerica Life Insurance Company
-     AIM V.I. Core Equity Fund (formerly             Separate Account VA F       Policy Form No. AV400 101 107 198 under
      AIM V.I. Growth and Income Fund)                                            the marketing name "Transamerica Freedom
-     AIM V.I. Premier Equity Fund (formerly          Separate Account VA I       Variable Annuity"
      AIM V.I. Value Fund)
                                                      Separate Account VA J       Transamerica Life Insurance Company
                                                                                   Policy Form No. AV710 101 147 102 under
                                                      Separate Account VA K       the marketing name "Transamerica EXTRA
                                                                                   Variable Annuity"

                                                                                  Transamerica Life Insurance Company
                                                                                  Policy Form No. AV474 101 122 1099 under
                                                                                  the marketing name "Transamerica Access
                                                                                  Variable Annuity"

                                                                                  Transamerica Life Insurance Company
                                                                                  Policy Form No. AV288 101 95 796 under
                                                                                  the marketing name "Premier Asset
                                                                                  Builder Variable Annuity"

                                                                                  Transamerica Life Insurance Company
                                                                                  Policy Form No. AV288 101 95 796 under
                                                                                  the marketing name "Principal-Plus
                                                                                  Variable Annuity"

                                                                                  Transamerica Life Insurance Company
                                                                                  Policy Form No. AVI 200 1 0100 under the
                                                                                  marketing name "Immediate Income Builder
                                                                                  II"

                                                                                  Transamerica Life Insurance Company
                                                                                  Policy Form No. AV721 101 149 1001 under
                                                                                  the marketing name "Retirement Income
                                                                                  Builder III Variable Annuity"
------------------------------------------------ -----------------------------------------------------------------------

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date:   May 1, 2002

                                             AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Nancy L. Martin                  By: /s/ Carol F. Relihan
        ------------------------------           -------------------------------
Name:   Nancy L. Martin                      Name:  Carol F. Relihan
Title:  Assistant Secretary                  Title: Senior Vice President

                                             A I M DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin                  By: /s/ Michael J. Cemo
        ------------------------------           -------------------------------
Name:   Nancy L. Martin                      Name:  Michael J. Cemo
Title:  Assistant Secretary                  Title: President

                                             TRANSAMERICA LIFE INSURANCE COMPANY

Attest: /s/ Frank A. Camp                    By: /s/ Larry N. Norman
        ------------------------------           -------------------------------
Name:   Frank A. Camp                        Name:  Larry N. Norman
Title:  Vice President & Division            Title: President
        General Counsel
                                             AFSG SECURITIES CORPORATION

Attest: /s/ Frank A. Camp                    By: /s/ Larry N. Norman
        ------------------------------           -------------------------------
Name:   Frank A. Camp                        Name:  Larry N. Norman
Title:  Secretary                            Title: President